Exhibit 10.1

AMENDMENT NO. 4 (this “Amendment”) dated as of March 19, 2020, among TENET HEALTHCARE CORPORATION, a Nevada corporation (the “Company”), the Subsidiaries of the Company party hereto, the LC Participants and Issuers party hereto and BARCLAYS BANK PLC, as administrative agent (the “Administrative Agent”) under the Letter of Credit Facility Agreement, dated as of March 7, 2014, among the Company, the Administrative Agent, the LC Participants and Issuers from time to time party thereto (as amended, restated, modified or supplemented from time to time, the “LC Facility Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the LC Facility Agreement.

WHEREAS, Section 11.1(a) of the LC Facility Agreement provides that the LC Facility Agreement may be amended for certain purposes with the consent of the Company and the Requisite LC Participants;

WHEREAS, Section 11.1(a)(ii) of the LC Facility Agreement provides that the Company, the Issuers and the LC Participants may extend the LC Commitment of each LC Participant with the consent of each LC Participant directly affected thereby; and

WHEREAS, the Company, the Issuers and the LC Participants desire to amend the LC Facility Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION 1. Amendment. The Credit Parties, the Administrative Agent, the Issuers and the LC Participants hereby agree to the following amendments to the LC Facility Agreement, which shall become effective as of the Amendment No. 4 Effective Date (as defined below):

(a)    The following definitions are added to Section 1.1 of the LC Facility Agreement in appropriate alphabetical order:

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Amendment No. 4” means that certain Amendment No. 4, dated as of March 19, 2020, among the Company, the Subsidiaries of the Company party thereto, the LC Participants and Issuers party thereto and the Administrative Agent.

“Amendment No. 4 Effective Date” has the meaning assigned to such term in Amendment No. 4.

“BHC Act Affiliate” has the meaning specified in Section 11.22 (Acknowledgment Regarding Any Supported QFCS).

“Covered Entity” has the meaning specified in Section 11.22 (Acknowledgment Regarding Any Supported QFCS).

“Covered Party” has the meaning specified in Section 11.22 (Acknowledgment Regarding Any Supported QFCS).

“Default Right” has the meaning specified in Section 11.22 (Acknowledgment Regarding Any Supported QFCS).

“Issuer Sublimit” means, with respect to (i) Barclays, $100,000,000, (ii) Truist Bank, $50,000,000 and (iii) any other Issuer, the amount set forth in the applicable agreement pursuant to which such Issuer became an Issuer, in each case, as may be amended from time to time as agreed by the Company, the Administrative Agent and the applicable Issuer.

“QFC” has the meaning specified in Section 11.22 (Acknowledgment Regarding Any Supported QFCS).”

“QFC Credit Support” has the meaning specified in Section 11.22 (Acknowledgment Regarding Any Supported QFCS).

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Supported QFC” has the meaning specified in Section 11.22 (Acknowledgment Regarding Any Supported QFCS).

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“U.S. Special Resolution Regimes” has the meaning specified in Section 11.22 (Acknowledgment Regarding Any Supported QFCS).

(b)    The following definitions are hereby amended and restated in their entirety as follows:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Issuer” means (i) Barclays, (ii) Truist Bank, and (iii) each other LC Participant or Affiliate of an LC Participant that hereafter becomes an Issuer with the approval (with its consent) of the Administrative Agent (such approval not to be unreasonably withheld or delayed) and the Company by agreeing pursuant to an agreement with and in form and substance reasonably satisfactory to the Administrative Agent and the Company to be bound by the terms hereof applicable to Issuers.

“LC Commitment” means, with respect to each LC Participant, the commitment of such LC Participant to acquire risk participations in Letters of Credit and purchase LC Disbursements in the aggregate principal amount not to exceed the amount set forth opposite such LC Participant’s name on Schedule 1 to Amendment No. 4, as the same may be adjusted pursuant to any Assignment and Acceptance executed by such LC Participant or otherwise adjusted in accordance with this Agreement.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.”

(c)    Clause (b) of the definition of “Base Rate” appearing in Section 1.1 thereof is amended by deleting the word “and” at the end of such clause.

(d)    Clause (c) of the definition of “Base Rate” appearing in Section 1.1 thereof is amended by adding the following proviso to the end of such clause:

“provided that in the event the Administrative Agent notifies the Company and each LC Participant that it has determined that adequate and reasonable means do not exist for determining the Eurodollar Rate for such Interest Period, the utilization of this clause (c) in determining the Base Rate shall be suspended until the Administrative Agent revokes such notice; and”

(e)    The following clause (d) is added to the definition of “Base Rate” appearing in Section 1.1 thereof:

“(d)    1.0% per annum.”

(f)    The definition of “LC Commitment” appearing in Section 1.1 thereof is amended by replacing the reference to “Schedule 1 to Amendment No. 1” appearing therein with “Schedule 1 to Amendment No. 4”.

(g)    The definition of “Scheduled Termination Date” appearing in Section 1.1 thereof is amended by replacing the reference to “March 7, 2021” appearing therein with “September 12, 2024”.

(h)    Section 2.4(a)(iii) is amended by adding the following to the end of such clause:

“or unless otherwise agreed to by such Issuer in its sole discretion, if the aggregate LC Obligation Outstandings in respect of Letters of Credit issued by such Issuer would exceed such Issuer’s Issuer Sublimit”

(i)    Section 2.19(a)(i)(C) is amended by replacing the reference to “Section 11.21 (Acknowledgment and Consent to Bail-In of EEA Financial Institutions)” appearing therein with “Section 11.21 (Acknowledgment and Consent to Bail-In of Affected Financial Institutions)”.

(j)    Section 4.21 thereof is amended and restated in its entirety as follows:

“Section 4.21 Affected Financial Institutions.

None of the Credit Parties is an Affected Financial Institution.”

(k)    Article VII is amended by replacing the reference to “Section 4.21 Sanctions, Etc.” with “Section 7.11 Sanctions, Etc.”

(l)    Section 11.21 thereof is amended and restated in its entirety as follows:

“Section 11.21    Acknowledgement and Consent to Bail-In of Affected Financial Institutions

Notwithstanding anything to the contrary in this LC Facility Agreement or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any LC Participant or Issuer that is an Affected Financial Institution arising under this LC Facility Agreement, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)    the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any LC Participant or Issuer that is an Affected Financial Institution; and

(b)    the effects of any Bail-in Action on any such liability, including, if applicable:

(i)    a reduction in full or in part or cancellation of any such liability;

(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this LC Facility Agreement or other LC Facility Document; or

(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any applicable Resolution Authority.”

(m)    The following new Section is added to Article XI thereof:

“Section 11.22    Acknowledgment Regarding Any Supported QFCs.

To the extent that the LC Facility Documents provide support, through a guarantee or otherwise, for any agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the LC Facility Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)    In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution

Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the LC Facility Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the LC Facility Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting LC Participant shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b)    As used in this Section 11.22, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).”

SECTION 2. Representations and Warranties. The Company hereby represents and warrants that, both immediately before and immediately after giving effect to this Amendment:

(a)    The representations and warranties set forth in the LC Facility Documents are true and correct in all material respects, with the same effect as though made on and as of such times, except to the extent any such representation and warranty expressly relates to an earlier date or period (in which case such representation and warranty shall be true and correct in all material respects as of such earlier date or for such earlier period, as the case may be); and

(b)    no Default or Event of Default exists and is continuing on and as of such times.

SECTION 3. Effectiveness. Section 1 of this Amendment shall become effective on the date (such date, if any, the “Amendment No. 4 Effective Date”) that the following conditions have been satisfied:

(a)    the Administrative Agent (or its counsel) shall have received from the Company, each Issuer, the LC Participants constituting the Requisite LC Participants and each LC Participant listed on Schedule I, in each case, either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;

(b)    the Administrative Agent shall have received an opinion of (i) Gibson, Dunn & Crutcher LLP, counsel to the Credit Parties, (ii) Woodburn and Wedge, Nevada counsel to the Credit Parties and (iii) the Assistant General Counsel of the Company, in each case, addressed to the Administrative Agent, the Issuers and the LC Participants, and in form reasonably satisfactory to the Administrative Agent;

(c)    the Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of each Credit Party certifying (i) the names and true signatures of each officer of such Credit Party that has been authorized, as of the date of such certification, to execute and deliver this Amendment or other document required hereunder to be executed and delivered by or on behalf of such Credit Party, (ii) (x) the by-laws (or equivalent Constituent Document) of such Credit Party as in effect on the date of such certification or (y) that there have been no changes in the by-laws (or equivalent Constituent Document) of such Credit Party from the by-laws (or equivalent Constituent Document) of such Credit Party delivered pursuant to Section 3.1(a)(viii) of the LC Facility Agreement and (iii) (x) the certificate of incorporation (or equivalent Constituent Document) of such Credit Party as in effect on the date of such certification or (y) that there have been no changes in the certificate of incorporation (or equivalent Constituent Document) of such Credit Party from the certificate of incorporation (or equivalent Constituent Document) delivered pursuant to Section 3.1(a)(vii) of the LC Facility Agreement;

(d)    the Administrative Agent shall have received a short form certificate, certified as of a recent date by the Secretary of State of the state of organization of each Credit Party, attesting to the good standing of each such Credit Party; and

(e)    the Administrative Agent shall have received, for the account of each LC Participant that has consented to this Amendment prior to 4:00 p.m., New York City time, on March 19, 2020 a fee equal to 0.25% of the aggregate principal amount of such LC Participant’s LC Commitment and the Company shall have paid to Barclays Bank PLC such fees as have been separately agreed in writing prior to the date hereof.

SECTION 4. Certain Consequences of Effectiveness; Reaffirmation. On and after the Amendment No. 4 Effective Date, references in the LC Facility Agreement to this “Agreement”, “hereunder”, “hereof”, “herein” or words of similar import and references in the LC Facility Documents to the “Agreement”, “LC Facility Agreement”, “thereunder,” “thereof”, “therein” or words of similar import shall mean, and refer to, the LC Facility Agreement, as amended by this Amendment. Except as expressly set forth herein, this Amendment shall not constitute an amendment or waiver of any provision of the LC Facility Agreement or any other LC Facility Document all of which shall remain in full force and effect. Each Credit Party hereby acknowledges and agrees that, following the Amendment No. 4 Effective Date, it shall continue to be bound by the LC Facility Documents to which it is party (in the case of the LC Facility Agreement, as amended by this Amendment) and each of the Credit Parties hereby (i) consents to the execution, delivery and performance of this Amendment and each of the transactions contemplated hereby, (ii) acknowledges and reaffirms its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of the LC Facility Documents, (iii) acknowledges and agrees that, notwithstanding the effectiveness of this Amendment, the Collateral Documents, the Collateral Trust Joinder – Additional Secured Debt, the Additional Secured Debt Designation and the Guaranty (and any amendments thereto) shall continue in full force and effect and (iv) acknowledges and agrees that all references in the Collateral Documents, the Collateral Trust Joinder – Additional Secured Debt, the Additional Secured Debt Designation and the Guaranty (and any amendments thereto) to the “Agreement”, “LC Facility Agreement”, “thereunder,” “thereof”, “therein” or words of similar import shall be deemed to mean a reference to the LC Facility Agreement as amended by this Amendment. Furthermore, each of the Credit Parties acknowledges and agrees that it is the intention of such party (i) that the Collateral Documents, the Collateral Trust Joinder – Additional Secured Debt and the Additional Secured Debt Designation (and any amendments thereto) and the Liens granted thereby shall not be affected, impaired or discharged hereby or by the transactions contemplated under this Amendment and (ii) the Liens granted by the Collateral Documents, the Collateral Trust Joinder – Additional Secured Debt and the Additional Secured Debt Designation (including any amendments thereto) shall continue unimpaired and with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred. For the avoidance of doubt, (i) to the extent an LC Participant under the LC Facility Agreement as in effect upon the Amendment No. 4 Effective Date was not listed on Schedule I to the LC Facility Agreement but is listed on Schedule I to Amendment No. 4, such LC Participant’s LC Commitment will begin as of the Amendment No. 4 Effective Date and (ii) to the extent an LC Participant under the LC Facility Agreement as in effect prior to the Amendment No. 4 Effective Date is not listed on Schedule I to Amendment No. 4, such LC Participant’s LC Commitment will terminate as of the Amendment No. 4 Effective Date.

SECTION 5. Incorporation by Reference. This Amendment shall constitute a “LC Facility Document” for purposes of the LC Facility Agreement. The provisions of Section 11.11, 11.12, 11.13 and 11.17 of the LC Facility Agreement are incorporated herein mutatis mutandis.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

TENET HEALTHCARE CORPORATION

By:	/s/ James E. Snyder, III
Name:	James E. Snyder, III
Title:	Vice President and Treasurer

BBH BMC, LLC

BROOKWOOD BAPTIST HEALTH 1, LLC

DESERT REGIONAL MEDICAL CENTER, INC.

DOCTORS HOSPITAL OF MANTECA, INC.

DOCTORS MEDICAL CENTER OF MODESTO, INC.

FOUNTAIN VALLEY REGIONAL HOSPITAL AND MEDICAL CENTER

JFK MEMORIAL HOSPITAL, INC.

LAKEWOOD REGIONAL MEDICAL CENTER, INC.

LOS ALAMITOS MEDICAL CENTER, INC.

PLACENTIA-LINDA HOSPITAL, INC.

SAN RAMON REGIONAL MEDICAL CENTER, LLC

SIERRA VISTA HOSPITAL, INC.

TWIN CITIES COMMUNITY HOSPITAL, INC.

VHS VALLEY HEALTH SYSTEM, LLC

By:	/s/ James E. Snyder, III
Name:	James E. Snyder, III
Title:	Assistant Treasurer

AMERICAN MEDICAL (CENTRAL), INC.

AMI INFORMATION SYSTEMS GROUP, INC.

AMISUB (HEIGHTS), INC.

AMISUB (HILTON HEAD), INC.

AMISUB (SFH), INC.

AMISUB (TWELVE OAKS), INC.

AMISUB OF NORTH CAROLINA, INC.

AMISUB OF SOUTH CAROLINA, INC.

AMISUB OF TEXAS, INC.

ANAHEIM MRI HOLDING, INC.

ATLANTA MEDICAL CENTER, INC.

BROOKWOOD HEALTH SERVICES, INC.

CGH HOSPITAL, LTD., by: CORAL GABLES HOSPITAL, INC., as general partner

COASTAL CAROLINA MEDICAL CENTER, INC.

COMMUNITY HOSPITAL OF LOS GATOS, INC.

CORAL GABLES HOSPITAL, INC.

DELRAY MEDICAL CENTER, INC.

EAST COOPER COMMUNITY HOSPITAL, INC.

FMC MEDICAL, INC.

FRYE REGIONAL MEDICAL CENTER, INC.

GOOD SAMARITAN MEDICAL CENTER, INC.

HEALTHCARE NETWORK CFMC, INC.

HEALTHCARE NETWORK DPH, INC.

HEALTHCARE NETWORK HOLDINGS, INC.

HEALTHCORP NETWORK, INC.

HEALTHCARE NETWORK LOUISIANA, INC.

HEALTHCARE NETWORK MISSOURI, INC.

HEALTHCARE NETWORK TEXAS, INC.

HEALTH SERVICES CFMC, INC.

HEALTH SERVICES NETWORK HOSPITALS, INC.

HEALTH SERVICES NETWORK TEXAS, INC.

HIALEAH HOSPITAL, INC.

HILTON HEAD HEALTH SYSTEM, L.P., by: TENET PHYSICIAN SERVICES – HILTON HEAD, INC., as general partner

HOSPITAL DEVELOPMENT OF WEST PHOENIX, INC.

LIFEMARK HOSPITALS, INC.

LIFEMARK HOSPITALS OF FLORIDA, INC.

NEW MEDICAL HORIZONS, II, LTD, by: HEALTH SERVICES CFMC, INC., as general partner

NORTH FULTON MEDICAL CENTER, INC.

NORTH SHORE MEDICAL CENTER, INC.

ORNDA HOSPITAL CORPORATION

PALM BEACH GARDENS COMMUNITY HOSPITAL, INC.

SAINT FRANCIS HOSPITAL – BARTLETT, INC.

SLH VISTA, INC.

SPALDING REGIONAL MEDICAL CENTER, INC.

SRRMC MANAGEMENT, INC.

ST. MARY’S MEDICAL CENTER, INC.

SYLVAN GROVE HOSPITAL, INC.

TENET CALIFORNIA, INC.

TENET FLORIDA, INC.

TENET HEALTHSYSTEM HAHNEMANN, L.L.C., by: TENET HEALTHSYSTEM PHILADELPHIA, INC., as managing member

TENET HEALTHSYSTEM MEDICAL, INC.

TENET HEALTHSYSTEM PHILADELPHIA, INC.

TENET HEALTHSYSTEM ST. CHRISTOPHER’S HOSPITAL FOR CHILDREN, L.L.C., by: TENET HEALTHSYSTEM PHILADELPHIA, INC., as managing member

TENET HOSPITALS LIMITED, by: HEALTHCARE NETWORK TEXAS, INC., as general partner

TENET PHYSICIAN SERVICES — HILTON HEAD, INC.

TH HEALTHCARE, LTD., by: LIFEMARK HOSPITALS, INC., as general partner

VHS ACQUISITION CORPORATION

VHS ACQUISITION SUBSIDIARY NUMBER 1, INC.

VHS ACQUISITION SUBSIDIARY NUMBER 3, INC.

VHS ACQUISITION SUBSIDIARY NUMBER 7, INC.

VHS ACQUISITION SUBSIDIARY NUMBER 9, INC.

VHS BROWNSVILLE HOSPITAL COMPANY, LLC

WEST BOCA MEDICAL CENTER, INC.

VHS CHILDREN’S HOSPITAL OF MICHIGAN, INC.

VHS DETROIT RECEIVING HOSPITAL, INC.

VHS HARLINGEN HOSPITAL COMPANY, LLC

VHS HARPER-HUTZEL HOSPITAL, INC.

VHS HURON VALLEY-SINAI HOSPITAL, INC.

VHS OF ARROWHEAD, INC.

VHS OF ILLINOIS, INC.

VHS REHABILITATION INSTITUTE OF MICHIGAN, INC.

VHS SAN ANTONIO PARTNERS, LLC, by: VHS ACQUISITION SUBSIDIARY NUMBER 5, INC., its managing member, and VHS HOLDING COMPANY, INC.

VHS SINAI-GRACE HOSPITAL, INC.

VHS VALLEY MANAGEMENT COMPANY, INC.

VHS WEST SUBURBAN MEDICAL CENTER, INC.

VHS WESTLAKE HOSPITAL INC.

VHS OF PHOENIX, INC.

VANGUARD HEALTH FINANCIAL COMPANY, LLC

VANGUARD HEALTH HOLDING COMPANY I, LLC

VANGUARD HEALTH HOLDING COMPANY II, LLC

VANGUARD HEALTH MANAGEMENT, INC.

VANGUARD HEALTH SYSTEMS, INC.

VHS OF MICHIGAN, INC.

By:	/s/ James E. Snyder, III
Name:	James E. Snyder, III
Title:	Treasurer

BARCLAYS BANK PLC, as Administrative Agent, LC Participant and Issuer

By:	/s/ Evan Moriarty
Name:	Evan Moriarty
Title:	Vice President

Truist Bank, as LC Participant and Issuer

By:	/s/ Locksley Randle
Name:	Locksley Randle
Title:	Vice President

[Signature Page – LC Facility Amendment No. 4]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as LC Participant

By:	/s/ Jordan Harris
Name:	Jordan Harris
Title:	Managing Director

[Signature Page – LC Facility Amendment No. 4]

BANK OF AMERICA, N.A., as LC Participant and Issuer

By:	/s/ David H. Strickert
Name:	David H. Strickert
Title:	Managing Director

[Signature Page – LC Facility Amendment No. 4]

CAPITAL ONE, NATIONAL ASSOCIATION, as LC Participant

By:	/s/ Mark Klaassens
Name:	Mark Klaassens
Title:	Duly Authorized Signatory

[Signature Page – LC Facility Amendment No. 4]

Citibank, N.A., as LC Participant

By:	/s/ Patricia A. Guerra
Name:	Patricia A. Guerra
Title:	Vice President

[Signature Page – LC Facility Amendment No. 4]

GOLDMAN SACHS LENDING PARTNERS LLC, as LC Participant

By:	/s/ Annie Carr
Name:	Annie Carr
Title:	Authorized Signatory

JPMORGAN CHASE BANK, N.A., as LC Participant

By:	/s/ Joseph McShane
Name:	Joseph McShane
Title:	Vice President

[Signature Page – LC Facility Amendment No. 4]

ROYAL BANK OF CANADA, as LC Participant

By:	/s/ Diana Lee
Name:	Diana Lee
Title:	Authorized Signatory

[Signature Page – LC Facility Amendment No. 4]

GOLDMAN SACHS BANK USA,, as LC Participant

By:	/s/ Annie Carr
Name:	Annie Carr
Title:	Authorized Signatory

SCHEDULE I

LC COMMITMENTS

[ON FILE WITH THE ADMINISTRATIVE AGENT]